Exhibit 99.1

ANNEX A
The Trust Student Loan Pool as of October 31, 2015

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor's or the Student Loan Marketing Association's prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of October 31, 2015, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $3,037,473 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 28 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

2003-7

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$908,518,624
Aggregate Outstanding Principal Balance – Treasury Bill	$117,797,940
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	12.97%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$790,701,195
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	87.03%
Aggregate Outstanding Principal Balance – Treasury Bill Other	$19,489
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill Other	0.00%
Number of Borrowers	30,222
Average Outstanding Principal Balance Per Borrower	$30,061
Number of Loans	52,287
Average Outstanding Principal Balance Per Loan – Treasury Bill	$25,063
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,616
Average Outstanding Principal Balance Per Loan – Treasury Bill Other	$19,489
Weighted Average Remaining Term to Scheduled Maturity	183 months
Weighted Average Annual Interest Rate	6.01%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See "Special Allowance Payments" in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS BY BORROWER INTEREST RATES AS OF THE STATISTICAL DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	1	$23,153	*
3.01% to 3.50%	3,721	47,846,430	5.3%
3.51% to 4.00%	3,186	62,932,704	6.9
4.01% to 4.50%	9,791	122,533,216	13.5
4.51% to 5.00%	11,059	152,630,409	16.8
5.01% to 5.50%	2,400	38,058,341	4.2
5.51% to 6.00%	2,770	47,699,944	5.3
6.01% to 6.50%	4,071	72,966,636	8.0
6.51% to 7.00%	4,239	83,539,047	9.2
7.01% to 7.50%	1,667	37,081,878	4.1
7.51% to 8.00%	3,834	90,382,351	9.9
8.01% to 8.50%	4,157	104,149,862	11.5
Equal to or greater than 8.51%	1,391	48,674,654	5.4

Total	52,287	$908,518,624	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and "The Student Loan Pools – Sallie Mae's Student Loan Financing Business" in the original prospectus.

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS BY OUTSTANDING PRINCIPAL BALANCE PER BORROWER AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	5,359	$12,891,712	1.4%
$ 5,000.00-$ 9,999.99	4,088	31,424,249	3.5
$10,000.00-$14,999.99	4,180	51,697,210	5.7
$15,000.00-$19,999.99	2,762	47,945,898	5.3
$20,000.00-$24,999.99	2,168	48,652,134	5.4
$25,000.00-$29,999.99	1,950	53,389,216	5.9
$30,000.00-$34,999.99	1,507	48,742,054	5.4
$35,000.00-$39,999.99	1,183	44,246,321	4.9
$40,000.00-$44,999.99	999	42,419,136	4.7
$45,000.00-$49,999.99	824	39,115,923	4.3
$50,000.00-$54,999.99	672	35,255,462	3.9
$55,000.00-$59,999.99	572	32,894,662	3.6
$60,000.00-$64,999.99	529	33,018,624	3.6
$65,000.00-$69,999.99	445	29,959,689	3.3
$70,000.00-$74,999.99	362	26,198,092	2.9
$75,000.00-$79,999.99	278	21,498,457	2.4
$80,000.00-$84,999.99	238	19,574,494	2.2
$85,000.00-$89,999.99	199	17,401,515	1.9
$90,000.00-$94,999.99	215	19,910,403	2.2
$95,000.00-$99,999.99	184	17,898,603	2.0
$100,000.00 and above	1,508	234,384,771	25.8

Total	30,222	$908,518,624	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DELINQUENCY STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	48,903	$815,983,086	89.8%
31-60 days	1,289	33,385,994	3.7
61-90 days	582	14,292,634	1.6
91-120 days	315	10,142,268	1.1
121-150 days	299	9,393,163	1.0
151-180 days	196	6,168,850	0.7
181-210 days	153	4,636,586	0.5
Greater than 210 days	550	14,516,044	1.6

Total	52,287	$908,518,624	100.0%

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REMAINING TERM TO SCHEDULED MATURITY AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	112	$45,732	*
4 to 12	454	458,281	0.1%
13 to 24	2,476	3,720,803	0.4
25 to 36	3,530	7,786,090	0.9
37 to 48	1,869	7,465,833	0.8
49 to 60	2,010	11,278,655	1.2
61 to 72	1,780	12,331,871	1.4
73 to 84	4,419	30,487,495	3.4
85 to 96	4,994	37,492,431	4.1
97 to 108	2,378	23,677,670	2.6
109 to 120	2,193	28,246,012	3.1
121 to 132	3,041	64,088,180	7.1
133 to 144	3,823	78,028,505	8.6
145 to 156	3,685	68,264,072	7.5
157 to 168	1,958	45,596,921	5.0
169 to 180	1,708	41,312,436	4.5
181 to 192	1,261	33,665,241	3.7
193 to 204	2,170	60,159,000	6.6
205 to 216	2,707	79,260,144	8.7
217 to 228	1,138	39,403,718	4.3
229 to 240	1,085	41,870,967	4.6
241 to 252	739	30,192,313	3.3
253 to 264	653	30,045,732	3.3
265 to 276	545	26,927,502	3.0
277 to 288	394	20,765,735	2.3
289 to 300	362	19,688,392	2.2
301 to 312	219	14,492,489	1.6
313 to 324	127	9,204,476	1.0
325 to 336	100	7,914,894	0.9
337 to 348	104	9,601,022	1.1
349 to 360	139	14,454,695	1.6
361 and above	114	10,591,316	1.2

Total	52,287	$908,518,624	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and "The Student Loan Pools –Sallie Mae's Student Loan Financing Business" in the original prospectus.

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	2,607	$59,135,346	6.5%
Forbearance	2,911	83,680,066	9.2
Repayment
First year in repayment	701	35,693,676	3.9
Second year in repayment	687	30,719,092	3.4
Third year in repayment	750	29,528,518	3.3
More than 3 years in repayment	44,631	669,761,926	73.7

Total	52,287	$908,518,624	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and "The Student Loan Pools –Sallie Mae's Student Loan Financing Business" in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 107.9 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

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SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	15.0	-	213.9
Forbearance	-	4.6	212.3
Repayment	-	-	177.2

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $59,135,346 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $30,668,102 or approximately 51.9% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

2003-7

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	382	$6,865,345	0.8%
Alaska	87	1,811,639	0.2
Arizona	1,674	29,580,078	3.3
Arkansas	288	4,792,212	0.5
California	4,781	88,184,496	9.7
Colorado	857	13,439,656	1.5
Connecticut	820	11,775,239	1.3
Delaware	150	2,195,045	0.2
District of Columbia	250	5,560,994	0.6
Florida	4,051	96,841,464	10.7
Georgia	1,700	35,891,725	4.0
Hawaii	175	3,749,891	0.4
Idaho	165	2,930,925	0.3
Illinois	2,112	32,520,303	3.6
Indiana	3,386	54,560,418	6.0
Iowa	257	3,469,422	0.4
Kansas	921	12,178,072	1.3
Kentucky	654	9,811,346	1.1
Louisiana	1,867	30,354,065	3.3
Maine	213	4,803,736	0.5
Maryland	1,468	28,669,928	3.2
Massachusetts	1,977	28,359,200	3.1
Michigan	924	18,189,781	2.0
Minnesota	513	8,541,484	0.9
Mississippi	412	8,225,171	0.9
Missouri	953	15,629,689	1.7
Montana	66	1,141,025	0.1
Nebraska	76	1,047,161	0.1
Nevada	285	5,499,750	0.6
New Hampshire	452	6,234,381	0.7
New Jersey	1,393	23,448,162	2.6
New Mexico	188	3,410,842	0.4
New York	4,040	65,041,297	7.2
North Carolina	1,242	22,510,612	2.5
North Dakota	21	423,113	*
Ohio	292	4,869,538	0.5
Oklahoma	652	9,462,599	1.0
Oregon	616	10,098,889	1.1
Pennsylvania	1,923	29,840,986	3.3
Rhode Island	143	1,841,037	0.2
South Carolina	559	10,717,134	1.2
South Dakota	51	957,193	0.1
Tennessee	762	13,706,744	1.5
Texas	4,064	68,754,140	7.6
Utah	139	3,318,153	0.4
Vermont	88	1,475,594	0.2
Virginia	1,637	26,278,112	2.9
Washington	1,311	19,947,190	2.2
West Virginia	273	3,972,863	0.4
Wisconsin	506	7,098,569	0.8
Wyoming	41	792,439	0.1
Other	430	7,699,777	0.8

Total	52,287	$908,518,624	100.0%
* Represents a percentage greater than 0% but less than 0.05%.

2003-7

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer's records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower's income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

2003-7

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	29,888	$417,234,009	45.9%
Other Repayment Options(1)	22,399	491,284,615	54.1

Total	52,287	$908,518,624	100.0%
(1) Includes, among others, graduated repayment and interest-only period loans.

With respect to interest-only loans, as of the statistical disclosure date, there are 876 loans with an aggregate outstanding principal balance of $32,725,298 currently in an interest-only period.  These interest-only loans represent approximately 3.6% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	25,795	$389,639,870	42.9%
Unsubsidized	26,492	518,878,754	57.1

Total	52,287	$908,518,624	100.0%

2003-7

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	183	$5,274,878	0.6%
October 1, 1993 through June 30, 2006	52,104	903,243,746	99.4
July 1, 2006 and later	0	0	0.0

Total	52,287	$908,518,624	100.0%

2003-7

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,330	$16,901,839	1.9%
College Assist	11	612,455	0.1
Educational Credit Management Corporation	1,258	21,780,751	2.4
Great Lakes Higher Education Corporation	448	10,692,580	1.2
Illinois Student Assistance Commission	1,392	19,948,812	2.2
Kentucky Higher Education Assistance Authority	359	4,394,516	0.5
Louisiana Office Of Student Financial Assistance	373	4,733,356	0.5
Michigan Guaranty Agency	394	6,820,306	0.8
New Jersey Higher Education Student Assistance Authority	1,418	21,202,080	2.3
New York State Higher Education Services Corporation	4,704	68,023,736	7.5
Northwest Education Loan Association	2,763	38,131,182	4.2
Oklahoma Guaranteed Student Loan Program	584	7,701,385	0.8
Pennsylvania Higher Education Assistance Agency	2,884	40,457,628	4.5
Tennessee Student Assistance Corporation	291	4,115,110	0.5
Texas Guaranteed Student Loan Corporation	1,805	32,022,831	3.5
United Student Aid Funds, Inc.	32,273	610,980,057	67.3

Total	52,287	$908,518,624	100.0%

2003-7

SIGNIFICANT GUARANTOR INFORMATION

The information shown for the Significant Guarantor relates to all student loans, including but not limited to trust student loans, guaranteed by the Significant Guarantor.

We obtained the following information from various sources, including from the Significant Guarantor and/or from the Department of Education.  None of the depositor, Navient CFC, the servicer, their affiliates or the remarketing agents has audited or independently verified this information for accuracy or completeness.

UNITED STUDENT AID FUNDS, INC.

United Student Aid Funds, Inc. ("USA Funds") was organized as a private, nonprofit corporation under the General Corporation Law of the State of Delaware in 1960.  In accordance with its Certificate of Incorporation, USA Funds: (i) maintains facilities for the provision of guarantee services with respect to approved education loans made to or for the benefit of eligible students attending approved educational institutions; (ii) guaranteed education loans made pursuant to certain loan programs under the Higher Education Act, as well as loans made under certain private loan programs; and (iii) serves as the designated guarantor for education-loan programs under the Higher Education Act of 1965, as amended ("the Act") in Arizona, Hawaii and certain Pacific Islands, Indiana, Kansas, Maryland, Mississippi, Nevada and Wyoming.

USA Funds contracts with Navient Solutions, Inc. and Student Assistance Corporation. Student Assistance Corporation is a wholly owned subsidiary of Navient Solutions, Inc. Navient Solutions, Inc. and its subsidiaries are not sponsored by nor are they agencies of the United States of America.

Effective December 13, 2004, USA Funds became the sole member of the Northwest Education Loan Association, a guarantor serving the states of Washington, Idaho and the Northwest.

For the purpose of providing loan guarantees under the Act, USA Funds has entered into various agreements (collectively, the "Federal Reinsurance Agreements") with the U.S. Secretary of Education (the "Secretary"). Pursuant to the Federal Reinsurance Agreements, USA Funds serves as a "guaranty agency" as defined in Section 435(j) of the Act. The Act allows the Secretary, after giving the guaranty agency notice and the opportunity for a hearing, to terminate the Federal Reinsurance Agreements if the Secretary determines that the administrative or financial condition of the guaranty agency jeopardizes the agency's continued ability to perform its responsibilities under its guaranty agreement, it is necessary to protect the federal financial interest, or to ensure the continued availability of loans to student- or parent- borrowers.

Reinsurance is paid to USA Funds by the Secretary in accordance with a formula based on the annual default rate of loans guaranteed by USA Funds under the Act and the disbursement date of loans. The rate of reinsurance ranges from 100 percent to 75 percent of USA Funds' losses on default-claim payments made to lenders. The Higher Education Amendments of 1998
2003-7

(the "1998 Reauthorization Law") reduced the reinsurance coverage for loans in default made on or after Oct. 1, 1998, to a range from 95 percent to 75 percent based upon the annual default claims rate of the guaranty agency. Reinsurance on non-default claims remains at 100 percent.

The 1998 Reauthorization Law requires guaranty agencies to establish two (2) separate funds, a federal reserve fund (property of the United States) and an agency operating fund (property of the guaranty agency). The federal reserve fund is to be used to pay lender claims and to pay a default-aversion fee to the agency operating fund. The agency operating fund is to be used by the guaranty agency to pay its operating expenses.

On March, 30, 2010, President Obama signed into law the Health Care and Education Reconciliation Act of 2010 (Public Law 111-152), which ended the origination and guarantee of new loans under the Federal Family Education Loan Program, effective for loans whose first disbursement was after June 30, 2010. As a result of the statute, USA Funds will continue to administer a portfolio of outstanding FFELP loans, but no longer may guarantee new federal student loans.

As of September 30, 2014, USA Funds held net assets on behalf of the federal reserve fund of approximately $157 million. Through September 30, 2014, the outstanding, unpaid, aggregate amount of principal and interest on loans that had been directly guaranteed by USA Funds under the Federal Family Education Loan Program was approximately $56.8 billion.  Also, as of September 30, 2014, USA Funds had operating fund assets totaling almost $1.3 billion, which includes the $157 million of net assets held on behalf of the Federal Reserve Fund.

USA Funds' "reserve ratio" complies with the U.S. Department of Education definition, which is determined by dividing the fund balance reserves in a guarantor's federal reserve fund, by the total amount of loans outstanding. Following this formula, the reserve ratio for the federal reserve fund administered by USA Funds for the last five fiscal years was as follows:

	Reserve Ratio
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
United Student Aid Funds, Inc.	0.400%	0.394%	0.354%	0.313%	0.277%

USA Funds' "recovery rate," which provides a measure of the effectiveness of the collection efforts against defaulted borrowers after the guarantee claim has been satisfied, is determined by dividing the amount recovered from borrowers by USA Funds during the fiscal year by the aggregate amount of default claims paid by USA Funds outstanding at the end of the prior fiscal year. For the last five fiscal years, the "recovery rate" was as follows:

	Recovery Rate
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
United Student Aid Funds, Inc.	32.90%	32.17%	31.82%	30.55%	32.01%

2003-7

USA Funds' "loss rate" represents the percentage of claims purchased from lenders but not covered by reinsurance. For the last five fiscal years, the "loss rate" was as follows:

	Loss Rate
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
United Student Aid Funds, Inc.	4.66%	4.71%	4.73%	4.74%	4.73%

In addition, USA Funds' "claims rate" represents the percentage of federal reinsurance claims paid by the Secretary during any fiscal year, less amounts remitted to the Secretary for defaulted loans that are rehabilitated relative to USA Funds' existing portfolio of loans in repayment at the end of the prior fiscal year. For the last five fiscal years, the "claims rate" was as follows:

	Claims Rate
	Federal Fiscal Year
Guarantor	2010	2011	2012	2013	2014
United Student Aid Funds, Inc.	1.69%	1.69%	1.58%	1.41%	1.48%

USA Funds is headquartered in Fishers, Indiana. USA Funds will provide a copy of its most recent annual report upon receipt of a written request directed to its headquarters at P.O. Box 6028, Indianapolis, Indiana 46206-6028, Attention: Vice President, Corporate and Marketing Communications.

2003-7